Exhibit 99.1

QUICKSILVER GAS SERVICES LP
PRO FORMA CONDENSED FINANCIAL INFORMATION AND NOTES
UNAUDITED

Quicksilver Gas Services LP (“KGS”) is a master limited partnership engaged in the business of gathering and processing natural gas and NGLs.  We own assets in the Fort Worth Basin located in North Texas which consist of a pipeline system, referred to as the Cowtown Pipeline, and two natural gas processing facilities in Hood County, Texas, referred to as the Cowtown Plant and the Corvette Plant. KGS also owns a gathering system and a gas compression facility in eastern Tarrant County, Texas, referred to as the Lake Arlington Dry System.  We provide gathering and processing services to Quicksilver Resources Inc. (“Quicksilver”), the owner of our general partner, as well as other natural gas producers in this area. We provide all of these services under fee-based contracts, whereby we receive fees for performing the gathering and processing services. We do not take title to the natural gas or associated NGLs that we gather and process and thus avoid direct commodity price exposure.  Our financial statements have also historically included the operations of a gathering system in Hill County, Texas (“Hill County Dry System”) that gathers production from the Fort Worth Basin and delivers it to unaffiliated pipelines for transport and sale downstream.  We sold the Hill County Dry System to Quicksilver on June 5, 2007 and we were obligated to repurchase it from Quicksilver at its fair market value within two years after its completion and its commencement of commercial service.  However, based upon our continuing interest in the Hill County Dry System by virtue of the repurchase obligation, we continued including its financial position and results of operations in our consolidated financial statements.

In November 2009, Quicksilver and we mutually agreed to waive both parties’ rights and obligations to transfer ownership of the Hill Country Dry System from Quicksilver to us, which we refer to as the Repurchase Obligation Waiver.  The Repurchase Obligation Waiver impacts our consolidated balance sheet by causing derecognition of the assets and liabilities directly attributable to the Hill County Dry System, most significantly the property, plant and equipment and repurchase obligation.  In addition, the Repurchase Obligation Waiver causes the elimination of the Hill Country Dry System’s revenues and expenses from our consolidated results of operations.  The assets, liabilities, revenues and expenses directly attributable to the Hill County Dry System will be retrospectively reported as discontinued operations in our financial statements beginning with our 2009 Annual Report on Form 10-K.

Unaudited pro forma financial information

The unaudited pro forma condensed financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations that would have actually occurred had the Repurchase Obligation Waiver been executed in earlier periods or that may be achieved in the future.  However, management believes that the assumptions provide a reasonable basis for presenting the significant effect of the Repurchase Obligation Waiver.  The unaudited pro forma condensed financial statements should be read in conjunction with our management’s discussion and analysis of financial condition and results of operations and consolidated financial statements and notes thereto included in our 2008 Annual Report on Form 10-K and our September 30, 2009 Quarterly Report on Form 10-Q.

QUICKSILVER GAS SERVICES LP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands, except for unit data - Unaudited

	As of September 30, 2009
	Historical KGS	Hill County Dry System	Pro Forma KGS
ASSETS
Current assets
Cash and cash equivalents	$548	$-	$548
Accounts receivable	528	183	345
Accounts receivable from Quicksilver	5,066	1,938	3,128
Prepaid expenses and other current assets	348	-	348
Total current assets	6,490	2,121	4,369

Property, plant and equipment, net	455,661	59,286	396,375
			-
Other assets	1,635	-	1,635
	$463,786	$61,407	$402,379

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
Current maturities of debt	$2,200	$-	$2,200
Accrued additions to property, plant and equipment	3,335	1,181	2,154
Accounts payable and other	4,706	274	4,432
Total current liabilities	10,241	1,455	8,786

Long-term debt	206,900	-	206,900
Note payable to Quicksilver	52,966	-	52,966
Repurchase obligations to Quicksilver	67,236	67,236	-
Asset retirement obligations	8,639	666	7,973
Deferred income tax liability	815	-	815
Commitments and contingent liabilities
Partners' capital
Common unitholders (12,313,451 units issued and outstanding at September 30, 2009)	114,256	(4,000)	118,256
Subordinated unitholders (11,513,625 units issued and outstanding at September 30, 2009)	2,351	(3,747)	6,098
General partner	382	(203)	585
Total partners' capital	116,989	(7,950)	124,939
	$463,786	$61,407	$402,379

The accompanying notes are an integral part of these statements.

QUICKSILVER GAS SERVICES LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
In thousands, except for per unit data - Unaudited

	Nine Months Ended September 30, 2009
	Historical KGS	Hill County Dry System	Pro Forma KGS
Revenue
Gathering and transportation - Quicksilver	$42,708	$2,141	$40,567
Gathering and transportation	2,259	816	1,443
Gas processing - Quicksilver	25,541	-	25,541
Gas processing	1,344	-	1,344
Other revenue - Quicksilver	1,141	-	1,141
Total revenue	72,993	2,957	70,036

Expenses
Operations and maintenance	17,108	940	16,168
General and administrative	5,463	-	5,463
Depreciation and accretion	16,554	2,111	14,443
Total expenses	39,125	3,051	36,074

Operating income	33,868	(94)	33,962

Other income	1	-	1
Interest expense	7,924	-	7,924

Income before income taxes	25,945	(94)	26,039

Income tax provision	446	-	446

Income (loss) from continuing operations	$25,499	$(94)	$25,593

General partner interest in income (loss) from continuing operations	$886	$(2)	$888
Common and subordinated unitholders’ interest in income (loss) from continuing operations	$24,613	$(92)	$24,705
Income (loss) from continuing operations per common and subordinated unit:
Basic	$1.03		$1.04
Diluted	$0.92		$0.92

The accompanying notes are an integral part of these statements.

QUICKSILVER GAS SERVICES LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
In thousands, except for per unit data - Unaudited

	Year Ended December 31, 2008			Year Ended December 31, 2007			Year Ended December 31, 2006
	Historical KGS	Hill County Dry System	Pro Forma KGS	Historical KGS	Hill County Dry System	Pro Forma KGS	Historical KGS	Hill County Dry System	Pro Forma KGS
Revenue
Gathering and transportation - Quicksilver	$36,061	$1,593	$34,468	$15,089	$157	$14,932	$6,460	$-	$6,460
Gathering and transportation	5,612	381	5,231	1,773	89	1,684	53	-	53
Gas processing - Quicksilver	30,127	-	30,127	16,564	-	16,564	7,342	-	7,342
Gas processing	5,358	-	5,358	1,990	-	1,990	63	-	63
Other revenue - Quicksilver	900	-	900	525	-	525	-	-	-
Total revenue	78,058	1,974	76,084	35,941	246	35,695	13,918	-	13,918

Expenses
Operations and maintenance	20,250	966	19,284	11,512	80	11,432	7,475	-	7,475
General and administrative	6,407	-	6,407	3,379	-	3,379	937	-	937
Depreciation and accretion	14,566	1,598	12,968	8,070	368	7,702	2,963	35	2,928
Total expenses	41,223	2,564	38,659	22,961	448	22,513	11,375	35	11,340

Operating income	36,835	(590)	37,425	12,980	(202)	13,182	2,543	(35)	2,578

Other income	11	-	11	236	-	236	13	-	13
Interest expense	10,177	-	10,177	4,647	-	4,647	-	-	-

Income before income taxes	26,669	(590)	27,259	8,569	(202)	8,771	2,556	(35)	2,591

Income tax provision	253	-	253	313	-	313	135	-	135

Income (loss) from continuing operations	$26,416	$(590)	$27,006	$8,256	$(202)	$8,458	$2,421	$(35)	$2,456

Attributable to the period from beginning of period to August 9, 2007				$3,444	$(102)	$3,546
Attributable to the period from August 10, 2007 to December 31, 2007				4,812	(100)	4,912
Income (loss) from continuing operations				$8,256	$(202)	$8,458

General partner interest in income (loss) from continuing operations (1)	$652	$(11)	$663	$93	$(2)	$95
Common and subordinated unitholders’ interest in income (loss) from continuing operations (1)	$25,764	$(579)	$26,343	$4,719	$(98)	$4,817
Income (loss) from continuing operations per common and subordinated unit: (1)
Basic	$1.08		$1.11	$0.20		$0.20
Diluted	$0.96		$0.98	$0.20		$0.20

(1) Amounts for 2007 represent the post-IPO period from August 10, 2007 to December 31, 2007.

The accompanying notes are an integral part of these statements.

QUICKSILVER GAS SERVICES LP
PRO FORMA CONDENSED FINANCIAL INFORMATION AND NOTES
UNAUDITED

Pro forma consolidated balance sheet

The unaudited pro forma condensed consolidated balance sheet is based on our historical unaudited condensed consolidated balance sheet as of September 30, 2009 and gives effect to the Repurchase Obligation Waiver as if it were executed on September 30, 2009.

Pro forma statements of income

The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2009 is based on our historical unaudited condensed consolidated statement of income for the nine months ended September 30, 2009.  It gives effect to the execution of the Repurchase Obligation Waiver as if it had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2008, 2007 and 2006 are based on our historical audited consolidated statements of income for the years ended December 31, 2008, 2007 and 2006, respectively.  They give effect to the execution of the Repurchase Obligation Waiver as if it had occurred on January 1 of each year.

Earnings per common and subordinated unit

The following is a reconciliation of the weighted average common and subordinated units used in the unaudited pro forma basic and diluted earnings per unit, giving effect to the execution of the Repurchase Obligation Waiver as if it had occurred on January 1 of each year:

	Nine Months Ended September 30, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007 (1)
	Historical KGS	Pro Forma KGS	Historical KGS	Pro Forma KGS	Historical KGS	Pro Forma KGS
	In thousands, except for per unit data - Unaudited
Common and subordinated unitholders’ interest in income from continuing operations	$24,613	$24,705	$25,764	$26,343	$4,719	$4,817
Impact of interest on subordinated note to Quicksilver	1,490	1,490	2,748	2,748	-	-
Income from continuing operations available assuming conversion of convertible debt	$26,103	$26,195	$28,512	$29,091	$4,719	$4,817

Weighted-average common and subordinated units - basic	23,827	23,827	23,783	23,783	23,777	23,777
Effect of restricted phantom units	486	486	141	141	10	10
Effect of subordinated note to Quicksilver (2)	4,006	4,006	5,659	5,659	-	-
Weighted-average common and subordinated units - diluted	28,319	28,319	29,583	29,583	23,787	23,787

Earnings per common and subordinated unit:
Basic	$1.03	$1.04	$1.08	$1.11	$0.20	$0.20
Diluted	$0.92	$0.92	$0.96	$0.98	$0.20	$0.20
Assumed conversion price of subordinated note to Quicksilver (2)	$13.77	$13.77	$9.48	$9.48

(1) Amounts for 2007 represent the post-IPO period from August 10, 2007 to December 31, 2007.

(2) Assumes that convertible debt is converted using the average closing price per unit.